Exhibit 10.115

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

DEFERRED COMPENSATION PLAN

ACCOUNT WITH BANK OF OKLAHOMA

2004 Performance Share Plan Award

DTAG Deferred Comp Plan 000601

PARTICIPANT INFORMATION:

Participant Name (print or type):       Donald M. Himelfarb

ELECTION OF DEFERRED COMPENSATION PLAN PARTICIPATION

1.

☒   I elect to participate in the Deferred Compensation Plan. Currently, tax law requires that any amount deferred into a Deferred Compensation account is subject to Social Security and Medicare taxes at the time of deferral but is not subject to these taxes at the time of withdrawal.

☒ I elect to defer 50% or shares of that amount awarded to me under the 2004 Performance Share Grant Agreement dated April 26, 2004 payable in 2007.

2.	☒ I elect payment of my benefit to be in a:

      X    (a) Single lump sum payment upon separation from the company

______(b) Single lump sum payment on or about ___________________________

______(c) Single lump sum payment the earlier of (i) separation from the company or (ii) on or about ____________

______(d)	Annual installments over a period not to exceed (up to a maximum of 10 years). I hereby elect the date on which my initial payment will be made to be .

Note: For certain key employees the law requires that payment of any benefit payable upon separation from service may not be made earlier than six months after the separation.

3.

☒   Upon a “Change of Control” with respect to the Employer, I hereby elect to have the balance of my Deferred Compensation Plan account distributed to me or my designated beneficiary(ies) in lump sum form, subject to the discretion of the Board, in accordance with the terms of the Plan.

Please consult with your tax advisor regarding the tax consequences of this Plan to you. Neither the sponsor of this Plan, nor any of the sponsor’s affiliates provide any assurances of the tax results of this Plan in the Participant’s particular situation or assume any responsibility in this regard.

AUTHORIZATION:

Participant Signature:    /s/ Donald M. Himelfarb                                              Date: June 30, 2006

Accepted and agreed to by Employer’s Authorized Representative.

By:   /s/ Brian K. Franklin                                                                                  Date: June 30, 2006